                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             To Tender for Exchange
                        12 1/2% Senior Notes due 2008 of

                           QUEEN SAND RESOURCES, INC.
                             A DELAWARE CORPORATION

                          and the Guarantees thereof by

                QUEEN SAND RESOURCES, INC., A NEVADA CORPORATION
                  CORRIDA RESOURCES, INC., A NEVADA CORPORATION
                  NORTHLAND OPERATING CO., A NEVADA CORPORATION

              Pursuant to the Prospectus dated ______________, 1998

================================================================================
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________________, 1998 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
================================================================================

                             The Exchange Agent is:
                          Harris Trust and Savings Bank

By Registered or Certified Mail:              By Overnight or Hand Delivery:

Harris Trust and Savings Bank                 Harris Trust and Savings Bank
________________________________              ________________________________
________________________________              ________________________________
________________________________              ________________________________
Attn:___________________________              Attn:___________________________

By Facsimile:                                 By Telephone:

(___)___________________________              (___)___________________________

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

            The undersigned acknowledges receipt of the Prospectus dated _________________________, 1998 (the "Prospectus") of Queen Sand Resources,
Inc., a Delaware corporation (the "Company"), and Queen Sand Resources, Inc., a Nevada corporation, Corrida Resources, Inc. and Northland Operating Co., a Nevada corporation (collectively, the "Guarantors"), and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's and the Guarantors' offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/2% Senior Notes due 2008 and the guarantees thereof (the "New Notes") for each $1,000 principal amount of its outstanding 12 1/2% Senior Notes due 2008 and the guarantees thereof (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

            The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

            This Letter of Transmittal is to be used only by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith or
(ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depository"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering." If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Old Notes must be effected in accordance with the procedures mandated by the Depository's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book Entry Transfer."

            The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

            Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

            In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

            Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The

Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 10 hereof.

            Holders of Old Notes who wish to tender their Old Notes for exchange must, at a minimum, complete columns (1), (2), if applicable (see footnote 1 below), and (3) in the box below entitled "Description of Old Notes" and sign the box on page 9 under the words "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5 on page 11.

------------------------------------------------------------------------------------------------------------
                            DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------------
                  (1)                           (2)                     (3)                   (4)

                                                                                       Principal Amount
                                                                                         Tendered for
      Name(s) and Address(es) of                                                       Exchange (only if
      Registered Holder(s) of Old                                                      different amount
     Notes(s), exactly as name(s)        Old Note Number(s)                            from column (3))
appear(s) on Old Note Certificate(s)    (Attach signed List          Aggregate         (must be in integral
      (Please fill in, if blank)           if necessary)(1)      Principal Amount     multiples of $1,000)(2)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

(1) Column (2) need not be completed by holders of Old Notes tendering Old Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

(2) Column (4) need not be completed by holders of Old Notes who wish to tender for exchange the principal amount of Old Notes listed in column
        (3). Completion of column (4) will indicate that the holder of Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column (4).

[ ]     CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

        Name of Tendering Institution:       __________________________________
        Account of Number:                   __________________________________
        Transaction Code Number:             __________________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

        Name of Registered Holder of Old Note(s): _____________________________ Date of Execution of Notice of Guaranteed Delivery: ___________________ Name of Institution which Guaranteed Delivery: ________________________ Account Number (if delivered by book-entry transfer): _________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
        THERETO:

        Name: _________________________________________________________________
        Address: ______________________________________________________________
        _______________________________________________________________________

        Number of Additional Copies Desired: __________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1,6, 7 and 8)

        To be completed ONLY (i) if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes or Old Notes) are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depository.

Issue to:

Name __________________________________________________________________________
                                 (Please Print)

Address _______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                               (Include Zip Code)


_______________________________________________________________________________
                  (Tax Identification or Social Security No.)


        Credit Old Notes not exchanged and delivered by book-entry transfer to the Depository account set forth below:

_______________________________________________________________________________
                                (Account Number)



                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

        To be completed ONLY if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes or Old Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) the undersigned at an address other than the address shown below the undersigned's signature.


Mail or deliver to:

Name __________________________________________________________________________
                                 (Please Print)

Address _______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                               (Include Zip Code)


_______________________________________________________________________________
                  (Tax Identification or Social Security No.)

_____________________________________________________________________________________________
                               BENEFICIAL OWNER(S)
_____________________________________________________________________________________________
State of Principal Residence of Each Beneficial        Principal Amount of Old Notes Held for
              Owner of Old Notes                           Account of Beneficial Owner(s)
_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

          If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository, then tenders of Old Notes must be effected in accordance with the procedures mandated by the Depository's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

            Pursuant to the offer by Queen Sand Resources, Inc., a Delaware corporation (the "Company"), and Queen Sand Resources, Inc., a Nevada corporation, Corrida Resources, Inc. and Northland Operating Co., a Nevada corporation (collectively, the "Guarantors"), upon the terms and subject to the conditions set forth in the Prospectus dated _________________, 1998 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/2% Senior Notes due 2008 and the guarantees thereof (the "New Notes") for each $1,000 principal amount of its outstanding 12 1/2% Senior Notes due 2008 and the guarantees thereof (the "Old Notes"). The undersigned hereby tenders to the Company and the Guarantors for exchange the Old Notes indicated above.

            By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned (A) acknowledges and agrees that all of the rights of such undersigned pursuant to that certain Registration Rights Agreement, dated as of July 8, 1998, among the Company, the Guarantors and the Initial Purchasers (as defined in the Prospectus), will have been satisfied and extinguished in all respects and (B) will have irrevocably sold, assigned, transferred and exchanged, to the Company and the Guarantors, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby appoints Harris Trust and Savings Bank (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company and the Guarantors) of such holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company (the "Depository") (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

            The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Old Notes, (ii) the undersigned has a net long position within the meaning of Rule 14c-4 ("Rule 14c-4") under the Securities Exchange Act of 1934, as amended, equal to or greater than the principal amount of Old Notes tendered hereby, (iii) the tender of such Old Notes complies with Rule 14c-4 (to the extent that Rule 14c-4 is applicable to such exchange), (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes and (v) when such Old Notes are accepted for exchange by the Company and the Guarantors, the Company and the Guarantors will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent, the Company or the Guarantors to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

            The undersigned hereby further represents to the Company and the Guarantors that (i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any beneficial owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned,
(ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) is not engaging and does not intend to engage in the distribution of the New Notes, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the New Notes,

(iv) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in certain no-action letters, (v) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vi) neither the undersigned nor any beneficial owner is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For purposes of the Exchange Offer, the Company and the Guarantors will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m. New York City time, on ______________, 1998 (the "Expiration Date"). See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

            The undersigned acknowledges that the Company's and the Guarantors' acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the undersigned, the Company and the Guarantors upon the terms and subject to the conditions of the Exchange Offer.

            Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company and the Guarantors have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Company and the Guarantors do not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

            In order to validly tender Old Notes for exchange, holders of Old Notes must complete, execute and deliver this Letter of Transmittal.

            Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                                    SIGN HERE

_______________________________________________________________________________
                           (Signature(s) of Owner(s))

Date: ___________________________, 1998

            Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information (See Instruction 6).

Name(s): ______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                                 (Please Print)


Capacity (full title): ________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


Address: ______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. (___) _____________________________________________
Tax Identification or Social Security Nos:_____________________________________
                                           Please complete Substitute Form W-9


                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:__________________________________________________________
Dated:_________________________________________________________________________
Name and Title:________________________________________________________________
                                 (Please Print)

Name of Firm:__________________________________________________________________

                                  INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

        1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an "eligible guarantor institution" within the meaning of Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

        a. The Securities Transfer Agents Medallion Program (STAMP)
        b. The New York Stock Exchange Medallion Signature Program (MSP)
        c. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

        2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer of guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who elect to tender Old Notes and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Old Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

            THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY OR THE GUARANTORS.

        No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

        3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

        4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        5. PARTIAL TENDERS. (Not applicable to holders of Old Notes who tender Old Notes by book-entry transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

        6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

        (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alternation, enlargement or any change whatsoever.

        (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

        (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

        (e) If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

        (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

        7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If, however, issuance of New Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Old Notes, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Old Notes tendering Old Notes for exchange prior to the issuance of the New Notes.

        8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes, or if any Old Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at the Depository as such holder of Old Notes may designate.

        9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the term of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Guarantors, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        10. WAIVER OF CONDITION. The Company and the Guarantors reserve the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange

Offer--Conditions" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

        11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If a holder of Old Notes desires to tender Old Notes pursuant to the Exchange Offer, but any of such Old Notes has been mutilated, lost, stolen or destroyed, such holder of Old Notes should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Old Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                          Harris Trust and Savings Bank

                          _____________________________
                          _____________________________
                          _____________________________
                          _____________________________


        12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

        IMPORTANT: This Letter of Transmittal (or a facsimile thereof, if applicable) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                            IMPORTANT TAX INFORMATION

        Under current federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding, or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

        Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may quality as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (the terms of which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

        If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

        The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed guidelines for additional guidance regarding which number to report.

----------------------------------------------------------------------------------------------------
                   PAYER'S NAME: Harris Trust and Savings Bank
----------------------------------------------------------------------------------------------------
SUBSTITUTE                       Part 1 - PLEASE PROVIDE YOUR         ______________________________
                                 TIN IN THE BOX AT RIGHT AND          Social Security Number
Form W-9                         CERTIFY BY SIGNING AND
                                 DATING BELOW
Department of the Treasury                                            OR
Internal Revenue Service
                                                                      ______________________________
Payer's Request for Taxpayer                                          Employer Identification Number
Identification Number (TIN)      -------------------------------------------------------------------
                                 Part 2 -                             Part 3 -
                                 Certification Under Penalties of
                                 Perjury, I certify that:

                                 (1) The number shown on this         Awaiting TIN             [ ]
                                 form is my correct taxpayer
                                 identification number (or I am
                                 waiting for a number to be
                                 issued to me); and

                                 (2) I am not subject to backup
                                 withholding either because I
                                 have not been notified by the
                                 Internal Revenue Service (the
                                 "IRS") that I am subject to
                                 backup withholding as a result
                                 of a failure to report all
                                 interest or dividends, or the
                                 IRS has notified me that I am
                                 no longer subject to backup
                                 withholding.
                                 -------------------------------------------------------------------
                                 Certificate instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you
                                 received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item
                                 (2).

                                 SIGNATURE _____________________________________ DATE ______________
                                 NAME ______________________________________________________________
                                 ADDRESS ___________________________________________________________
                                 CITY _________________________ STATE ___________ ZIP CODE _________
----------------------------------------------------------------------------------------------------

NOTE:       FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF
            31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW
            THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
            ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
                   PAYER'S NAME: Harris Trust and Savings Bank
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.


________________________________________________________           ____________
Signature                                                          Date

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
           12 1/2% SENIOR NOTES DUE 2008 OF QUEEN SAND RESOURCES, INC.

The undersigned hereby acknowledges receipt of the Prospectus dated ___________, 1998 (the "Prospectus") of Queen Sand Resources, Inc., a Delaware corporation (the "Company"), and Queen Sand Resources, Inc., a Nevada corporation, Corrida Resources, Inc. and Northland Operating Co., Inc., a Nevada corporation (collectively, the "Guarantors"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's and the Guarantors' offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 12 1/2% Senior Notes due 2008 and the guarantees thereof (the "Old Notes") held by you for the account of the undersigned.

The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

$ _________________ of the Old Notes.

With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

[ ]
To TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

$ _________________ of the Old Notes.

[ ]
NOT to TENDER any Old Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Old Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) __________________ (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of New Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer -- Purpose and Effect"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, (vii) if the undersigned is not a broker-dealer, the undesigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes, (viii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                    SIGN HERE

Name of Beneficial Owner(s) (please print): ___________________________________
Signature(s): _________________________________________________________________
Address: ______________________________________________________________________
Telephone Number: _____________________________________________________________
Taxpayer Identification or Social Security Number: ____________________________
Date: _________________________________________________________________________

                         NOTICE OF GUARANTEED DELIVERY
                                With Respect to

                        12 1/2% Senior Notes due 2008 of

                           QUEEN SAND RESOURCES, INC.
                             A DELAWARE CORPORATION

                         and the Guarantees thereof by

                QUEEN SAND RESOURCES, INC., A NEVADA CORPORATION
                 CORRIDA RESOURCES, INC., A NEVADA CORPORATION
                 NORTHLAND OPERATING CO., A NEVADA CORPORATION

            This form must be used by a holder of 12 1/2% Senior Notes due 2008 and the guarantees thereof (the "Old Notes") of Queen Sand Resources, Inc., a Delaware corporation (the "Company"), and Queen Sand Resources, Inc., a Nevada corporation, Corrida Resources, Inc., a Nevada corporation, and Northland Operating Co., a Nevada corporation (collectively, the "Guarantors"), who wishes to tender Old Notes to the Exchange Agent in exchange for 12 1/2 Senior Notes due 2008 and the guarantees thereof (the "New Notes") pursuant to the guaranteed delivery procedures described in the "The Exchange Offer -- Guaranteed Delivery Procedures" of the Prospectus, dated __________, 1998 (the "Prospectus"), and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

--------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON            , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                        To: Harris Trust and Savings Bank
                             (the "Exchange Agent")

                        By Registered or Certified Mail:
                          Harris Trust and Savings Bank
                        _________________________________
                        _________________________________
                        Attn: ___________________________

                         By Overnight or Hand Delivery:
                          Harris Trust and Savings Bank
                        _________________________________
                        _________________________________
                        _________________________________
                        Attn: ___________________________

                        By Facsimile: ( )________________
                        By Telephone: ( )________________

            DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

            This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

                              LADIES AND GENTLEMEN:

            The undersigned hereby tenders to the Company and the Guarantors, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

            The undersigned hereby tenders the Old Notes listed below:

------------------------------------------------------------------------------------------------------------
Certificate Number(s) (if known) of Old Notes or           Aggregate Principal           Aggregate Principal
   Account Number at the Book-Entry Facility               Amount Represented              Amount Tendered
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                           PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s) or                             Date: ______________________________, 1998

Authorized Signatory: __________________________________          Address: _________________________________

________________________________________________________          __________________________________________

________________________________________________________          Area Code and Telephone No.: _____________

Name of Registered Holder(s):

________________________________________________________

________________________________________________________

________________________________________________________

--------------------------------------------------------------------------------

            This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es)


Name(s): _______________________________________________________________________

________________________________________________________________________________

Capacity: ______________________________________________________________________

________________________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

                                    GUARANTEE
                    (Not to be used for signature guarantee)

        The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

Name of Firm: ___________________________     __________________________________
                                                     Authorized Signature
Address: ________________________________

_________________________________________     __________________________________

Area Code and Telephone No.: ____________     Title: ___________________________

                                              Date: ______________________, 1998



            DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF
             OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED
                     BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

        1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

        2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

        If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

        If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company and the Guarantors of such person's authority to so act.

        3. Requests for Assistance or Additional Copies. Question and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.